SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest event
                             reported): May 2, 2000

                            RSL Communications, Ltd.
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             (Exact name of Registrant as specified in its charter)

             Bermuda                   333-25749                  N/A
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(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
Incorporation or Organization)                            Identification Number)

                                 Clarendon House
                                  Church Street
                             Hamilton HM CX Bermuda
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                    (Address of principal executive offices)

                                 (441) 295-2832
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                         (Registrant's telephone number)

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ITEM 5. OTHER EVENTS

In a press release dated May 2, 2000, RSL Communications, Ltd., a Bermuda corporation (the "Company"), announced the initial public offering of its Australian subsidiary.

In addition, in press releases dated May 4, 2000, the Company announced its first quarter 2000 financial results and an alliance with SEAT which provides the Company with the opportunity to sell its Telegate investment. The press release regarding first quarter 2000 financial results did not include certain financial statements, related footnotes and certain other financial information that will be filed with the Securities and Exchange Commission as part of the Company's Quarterly Report on Form 10-Q.

A copy of the press releases are attached hereto as exhibits 99.1, 99.2 and 99.3, respectively and are incorporated herein by reference.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

99.1  Press release dated May 2, 2000.
99.2  Press release dated May 4, 2000.
99.3  Press release dated May 4, 2000.

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      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RSL COMMUNICATIONS, LTD.


Date:  May 11, 2000                    By /s/ Avery S. Fischer
                                          --------------------------------------
                                          Name: Avery S. Fischer
                                          Title: Vice President of Legal Affairs
                                                 and General Counsel

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Exhibit Index

99.1   Press Release dated May 2, 2000.
99.2   Press Release dated May 4, 2000.
99.3   Press release dated May 4, 2000.